UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 15, 2016

Date of report (date of earliest event reported)

MusclePharm Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

4721 Ironton Street, Building A

Denver, Colorado 80239

(Address of principal executive offices) (Zip Code)

(303) 396-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2016, MusclePharm Corporation (the “Company”) announced that the Company and Mr. Brad Pyatt have agreed upon terms whereby Mr. Pyatt has resigned from his position as Chief Executive Officer of the Company on March 15, 2016. Mr. Ryan Drexler, the Chairman of the Company’s Board of Directors, has been appointed to serve as interim Chief Executive Officer and President of the Company. Mr. Drexler will also continue to serve as the Chairman of the Board of Directors while the Company conducts a search for a new full-time Chief Executive Officer and President.

Mr. Drexler, age 45, has served as Chairman of the Company’s Board of Directors since August 26, 2015. He is currently the Chief Executive Officer of Consac, LLC, a privately held firm that invests in the securities of publicly traded and venture-stage companies. Previously, Mr. Drexler served as President of Country Life Vitamins, a family owned nutritional supplements and natural products company he joined in 1993. In addition to developing strategic objectives and overseeing acquisitions for Country Life, Mr. Drexler created new brands that include the BioChem family of sports and fitness nutrition products. Mr. Drexler negotiated and led the process which resulted in the sale of Country Life in 2007 to the Japanese conglomerate Kikkoman Corp. Mr. Drexler graduated from Northeastern University, where he earned a BA in political science.

There are no arrangements or understandings between Mr. Drexler and any other person pursuant to which he was selected as interim Chief Executive Officer and President, nor are there any family relationships between Mr. Drexler and any of the Company’s directors or executive officers. No new compensatory arrangements were entered into with Mr. Drexler in connection with his appointment as interim Chief Executive Officer and President. Mr. Drexler’s current compensation is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2016.

A press release announcing Mr. Pyatt’s resignation and Mr. Drexler’s appointment is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by MusclePharm Corporation on March 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

By:	/s/ John Price
Name: John Price
Title: Chief Financial Officer

Date: March 16, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by MusclePharm Corporation on March 16, 2016